Exhibit 25(b)

THE PREMIUM PORTFOLIOS

The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Susan Jakuboski, Tamie Ebanks-Cunningham, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Premium Portfolios (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, the Registration Statements on Form N-1A, and any and all amendments thereto, to be executed by the Registrant and filed by another registrant with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, or under the Securities Act of 1933, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of August, 1998.


C. Oscar Morong, Jr.
------------------------
C. Oscar Morong, Jr.
At Paget, Bermuda

THE PREMIUM PORTFOLIOS

The undersigned hereby constitutes and appoints Philip W. Coolidge, Susan Jakuboski, Tamie Ebanks-Cunningham, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Premium Portfolios (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, the Registration Statements on Form N-1A, and any and all amendments thereto, to be executed by the Registrant and filed by another registrant with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, or under the Securities Act of 1933, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of August, 1998.


John R. Elder
------------------------
John R. Elder
At Paget, Bermuda

THE PREMIUM PORTFOLIOS

The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Susan Jakuboski, Tamie Ebanks-Cunningham, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Premium Portfolios (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, the Registration Statements on Form N-1A, and any and all amendments thereto, to be executed by the Registrant and filed by another registrant with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, or under the Securities Act of 1933, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of August, 1998.


Elliott J. Berv
------------------------
Elliott J. Berv
At Paget, Bermuda

THE PREMIUM PORTFOLIOS

The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Susan Jakuboski, Tamie Ebanks-Cunningham, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Premium Portfolios (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, the Registration Statements on Form N-1A, and any and all amendments thereto, to be executed by the Registrant and filed by another registrant with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, or under the Securities Act of 1933, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of August, 1998.


Mark T. Finn
------------------------
Mark T. Finn
At Paget, Bermuda

THE PREMIUM PORTFOLIOS

The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Susan Jakuboski, Tamie Ebanks-Cunningham, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Premium Portfolios (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, the Registration Statements on Form N-1A, and any and all amendments thereto, to be executed by the Registrant and filed by another registrant with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, or under the Securities Act of 1933, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of August, 1998.


Walter E. Robb, III
------------------------
Walter E. Robb, III
At Paget, Bermuda

THE PREMIUM PORTFOLIOS

The undersigned hereby constitutes and appoints John R. Elder, Susan Jakuboski, Tamie Ebanks-Cunningham, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Premium Portfolios (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, the Registration Statements on Form N-1A, and any and all amendments thereto, to be executed by the Registrant and filed by another registrant with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, or under the Securities Act of 1933, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of August, 1998.


Philip W. Coolidge
------------------------
Philip W. Coolidge
At Paget, Bermuda

THE PREMIUM PORTFOLIOS

The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Susan Jakuboski, Tamie Ebanks-Cunningham, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Premium Portfolios (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, the Registration Statements on Form N-1A, and any and all amendments thereto, to be executed by the Registrant and filed by another registrant with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, or under the Securities Act of 1933, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 1st day of September, 1998.


E. Kirby Warren
------------------------
E. Kirby Warren
At Hamilton, Bermuda